UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04010

OCM Mutual Fund

(Exact name of registrant as specified in charter)

2600 Kitty Hawk Road, Suite 119

Livermore, California 94551

(Address of principal executive offices) (Zip code)

Gregory M. Orrell

Orrell Capital Management, Inc

2600 Kitty Hawk Road, Suite 119

Livermore, California 94551

(Name and address of agent for service)

Registrant's telephone number, including area code: (925) 455-0802

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Item 1. Report to Stockholders.

Semi-Annual Report May 31, 2018 (Unaudited)

OCM GOLD FUND Shareholder Letter – May 31, 2018 (Unaudited)

Dear Fellow Shareholder:

Over the six-month period ended May 31, 2018, the OCM Gold Fund Advisor Class gained 1.81%, while the Investor Class gained 1.47% (-3.13% after maximum sales load), compared to 5.35% in the Philadelphia Gold and Silver Index (“XAU”)1 and 3.16% gain for the S&P 500 Index2. The price of gold bullion at May 31, 2018 closed at $1,305 based on the London PM fix3, up 2.34% during the same period. The OCM Gold Fund’s investment strategy is to invest across all market capitalization sectors of the gold and silver mining industry, including major, intermediate and junior producers along with exploration and development companies. This strategy has led to the Fund’s outperformance of the XAU over longer periods, but fell short over the past six months.

Market Commentary

Over the past 30 years, the Federal Reserve4 has shown a pattern of hiking interest rates to the point where the misallocation of capital deployed from its previous monetary easing cycle triggers a financial crisis that must be dealt with by increasingly aggressive monetary policy measures to fight off deflationary consequences. In our opinion, the unprecedented monetary response to the 2008 financial crisis consisting of a prolonged period of zero interest rates and massive Federal Reserve balance sheet expansion points to a heightened level of potential economic dislocation on the horizon once economic growth materially slows or contracts. We believe the response could be another round of unprecedented monetary policy measures. Policy measures that may be destructive to the purchasing power of the dollar as they have in the past, in our opinion.

There are warning signs the longest economic expansion since WWII is running out of gas and the end of the Federal Reserve’s hike cycle may be in sight. The most glaring is the flattening yield curve (See Figure 1) over the past six months indicating that the bond market believes economic growth is set to slow. Should the yield curve invert to where 2-year Treasuries are yielding more than 10-year Treasuries, a recession historically is not far behind since nine out of the last ten recessions since 1960 have been preceded by an inverted yield curve. Another worrisome sign is pending home sales have declined for the past five consecutive months, as higher interest rates along with rising home values are starting to negatively impact the housing market. Further, the South Korean Export Growth Indicator (SKEG)5 has turned negative, which historically has been a harbinger of global corporate earnings trends. Punctuating the outlook for slower global economic activity has been a 10% to 15% decline in base metal prices, such as copper and zinc, over the past three months as concerns about President Trump’s trade tariffs on the global economy take root.

OCM GOLD FUND Shareholder Letter – May 31, 2018 (Continued) (Unaudited)

Figure 1 - Yield spread between 2-year Treasury and the 10-year Treasury

Emerging markets currencies and economies are starting to come unglued as rising U.S. interest rates take a toll on liquidity in emerging markets. The International Monetary Fund (IMF)6 recently rescued Argentina with a $50 billion loan package, just one year removed from investors clamoring to take up 100-year Argentina sovereign bonds. Emerging market central banks are “crying uncle” and want the Federal Reserve to stop shrinking its balance sheet and raising interest rates before a full blown emerging market crisis hits. The Reserve Bank of India Governor, Urjit Patel, wrote in the Financial Times June 4th, 2018, “Given the rapid rise in the size of the US deficit, the Fed must respond by slowing plans to shrink its balance sheet. If it does not, Treasuries will most likely absorb such a large share of dollar liquidity that a crisis in the rest of the dollar bond markets is inevitable.”

The U.S. deficit is indeed a problem. Following the Tax Cuts and Jobs Act (TCJA)7, the Congressional Budget Office (CBO)8 is now projecting total federal debt to reach $33 trillion by 2028. CBO ten-year forecasts have historically underestimated future debt levels quite dramatically. In 2008, the CBO projected the 2018 total federal debt level to be $12.7 trillion versus actual $21 trillion. Going back a bit further, in 1998, the CBO projected the 2008 total federal debt of $6 trillion versus actual $10 trillion. Applying the same consistent level of CBO forecast inaccuracy of the past 20 years, total federal debt could reach $50 trillion in 2028. Whether it is rising interest expense, aging U.S. demographic entitlement spending, or fiscal stimulus in reaction to the next recession or financial crises, the variables are out there for total federal debt to explode upwards. Of interest, the correlation of total federal debt and the gold price over the past 45 years is 90%.

OCM GOLD FUND Shareholder Letter – May 31, 2018 (Continued) (Unaudited)

Past performance is no guarantee of future results.

OCM Gold Fund Investment Strategy Update

The lack of discovery of large-scale deposits of five million ounces or more over the past fifteen years along with the long lead time from discovery to production means the sweet spot for the gold mining industry to create shareholder value, in our opinion, is in the intermediate and junior producers where per share growth is more easily attainable as new production reverts to smaller sized deposits and mines. Also in this sweet spot, are major producers with 1.2 to 1.5 million ounces of annual production, such as Agnico Eagle Mines and Randgold as they are not too large to grow per share reserves, production, cash flow and earnings.

We have positioned the OCM Gold Fund with 50% of the portfolio geared toward high quality best in class major producers and royalty companies with a history of delivering on per share metrics and capital discipline. The balance of the portfolio is positioned in intermediate and junior producers with production growth and strong exploration upside rounded out with many promising exploration and development companies. In our opinion, the OCM Gold Fund is well positioned to deliver on the performance objectives of its shareholders as capital flows rotate into the gold sector.

OCM GOLD FUND Shareholder Letter – May 31, 2018 (Continued) (Unaudited)

Conclusion

There are indications the Federal Reserve’s move to normalize interest rates and its balance sheet may be hitting the inflection point of contracting global liquidity to the point of reversing global economic growth. We believe realization that the Federal Reserve has limited flexibility to raise interest rates and shrink its balance sheet further without causing significant collateral damage is close at hand. In our opinion, gold and shares of gold mining companies are set to experience a change in sentiment and attract capital flows once the market grasps the Federal Reserve needs to keep pumping more and more air into the proverbial economic balloon or face it deflating in the face of the massive build up of additional debt since the 2008 financial crisis.

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to meeting the investment objective of preserving your purchasing power. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Service at 1-800-628-9403.

Sincerely,

Gregory M. Orrell

Portfolio Manager

July 13, 2018

The Philadelphia Gold and Silver Index (XAU)1 is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market. You cannot invest directly in an index.

The S&P 500 Index2, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

London PM Fix3 is a price per ounce for each of the precious metals (gold, silver, platinum and palladium) determined daily at 10:30 and 15:00 GMT by a brief conference call among the five members of the London Gold Pool (Scotia-Mocatta, Barclays Capital, Deutsche Bank, HSBC and Société Générale). The London spot fix price is the price fixed at the moment when the conference call terminates.

Federal Reserve4 is the central bank of the United States and arguably the most powerful financial institution in the world. The Federal Reserve System was founded by the U.S. Congress in 1913 to provide the nation with a safe, flexible, and stable monetary and financial system.

OCM GOLD FUND Shareholder Letter – May 31, 2018 (Continued) (Unaudited)

South Korea Export Growth Indicator (SKEG)5 shows Korea’s Total Exports Growth data and is updated monthly, available from Jan 1967 to Apr 2018, with an average rate of 16.6%. The data reached an all-time high of 149.4 % in Oct 1973 and a record low of -34.5 % in Jan 2009. CEIC calculates Total Exports Growth from monthly Total Exports. Korea Customs Service provides Total Exports, FOB, in USD.

International Monetary Fund (IMF)6 is an international organization that aims to promote global economic growth and financial stability, to encourage international trade, and to reduce poverty.

Tax Cuts and Job Act (TCJA)7 H.R.1 - An Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018.

The Congressional Budget Office (CBO)8 Since 1975, has produced independent analyses of budgetary and economic issues to support the Congressional budget process. Each year, the agency’s economists and budget analysts produce dozens of reports and hundreds of cost estimates for proposed legislation.

Investing in the OCM Gold Fund involves risks including the loss of principal. Many of the companies in which the Fund invests are smaller capitalization companies which may subject the fund to greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more-abrupt market movements. The Fund also invests in securities of gold and precious metals which may be subject to greater price fluctuations over short periods of time. The Fund is a non-diversified investment company meaning it will invest in fewer securities than diversified investment companies and its performance may be more volatile. The Fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

OCM GOLD FUND Shareholder Letter – May 31, 2018 (Continued) (Unaudited)

Investor Class Performance as of May 31, 2018

	OCMGX (without load)	OCMGX (with load)	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	1.47%	(3.13)%	5.35%	3.16%
One Year	(2.42)%	(6.78)%	0.57%	14.38%
3 Year Annualized	5.44%	3.83%	6.85%	10.97%
5 Year Annualized	(2.13)%	(3.03)%	(3.97)%	12.98%
10 Year Annualized	(3.63)%	(4.07)%	(6.43)%	9.14%

Advisor Class Performance as of May 31, 2018

	OCMAX	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	1.81%	5.35%	3.16%
One Year	(1.68)%	0.57%	14.38%
3 Year Annualized	6.24%	6.85%	10.97%
5 Year Annualized	(1.41)%	(3.97)%	12.98%
Since Inception Annualized*	(4.71)%	(6.92)%	13.17%

*	Inception: April 1, 2010

The performance data quoted above represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Total Annual Operating Expenses for the OCM Gold Fund Investor Class and Advisor Class are 2.58% and 2.08% respectively. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 800-628-9403. The returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market. You cannot invest directly in an index.

[2]	The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

OCM GOLD FUND Schedule of Investments – May 31, 2018 (Unaudited)

Shares		Value
COMMON STOCKS 98.6%
Major Gold Producers 32.3%
69,000	Agnico Eagle Mines Ltd.	$3,101,550
110,000	AngloGold Ashanti Ltd. ADR	948,200
230,000	Kinross Gold Corp.*	828,000
70,000	Newmont Mining Corp.	2,725,100
35,000	Randgold Resources Ltd. ADR	2,783,200
		10,386,050
Intermediate/Mid-Tier Gold Producers 14.2%
200,000	Alamos Gold, Inc.	1,108,000
300,000	B2Gold Corp.*	821,379
100,000	Centerra Gold, Inc.*	525,220
75,000	Endeavour Mining Corp.*	1,300,902
100,000	Tahoe Resources, Inc.	523,677
55,000	Tahoe Resources, Inc.^	288,200
		4,567,378
Junior Gold Producers 32.1%
400,000	Alacer Gold Corp.*	734,228
260,000	Argonaut Gold, Inc.*	473,238
500,000	Atlantic Gold Corp.*	744,254
450,000	Dacian Gold Ltd.*	980,110
250,000	Dundee Precious Metals, Inc.*	655,561
200,000	Fortuna Silver Mines, Inc.*	1,105,969
570,000	Gascoyne Resources Ltd.*	247,864
5,500,000	Jaguar Mining, Inc.*	1,611,908
1,000,000	Perseus Mining Ltd.*	316,212
150,000	Premier Gold Mines Ltd.*	312,355
550,000	Roxgold, Inc.*	517,507
325,000	SEMAFO, Inc.*	884,814
1,000,000	Wesdome Gold Mines Ltd.*	1,719,883
		10,303,903
Exploration and Development Companies 5.6%
2,000,000	Emmerson Resources Ltd.*	140,664
2,000,000	Intermin Resources Ltd.*	264,690
975,500	Lydian International Ltd.*	255,800
500,000	Mexican Gold Corp.*	131,112
500,000	Oklo Resources Ltd.*	130,455
2,000,000	Royal Road Minerals Ltd.*	146,537
4,578,755	RTG Mining, Inc.*	415,526
200,000	Steppe Gold Ltd.*	269,937
3,819,040	Sutter Gold Mining, Inc.*	51,545
		1,806,266
Royalty/Streaming Companies 14.4%
52,600	Maverix Metals, Inc.*	69,371
24,000	Royal Gold, Inc.	2,151,840
110,000	Wheaton Precious Metals Corp.	2,404,288
		4,625,499
Total Common Stocks (Cost $15,747,681)		31,689,096

EXCHANGE TRADED FUND 1.6%
4,200	SPDR Gold Shares*	517,020
Total Exchange Traded Fund (Cost $185,682)		517,020

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – May 31, 2018 (Continued) (Unaudited)

Shares		Value
WARRANTS 0.0%
Exploration and Development Companies 0.0%
1,000,000	Emmerson Resources Ltd.* †
	Exercise Price 0.14 AUD,
	Exp. 9/30/2020	$—

1,000,000	Intermin Resources Ltd.*
	Exercise Price 0.17 AUD,
	Exp. 8/31/2018	11,344

200,000	Steppe Gold Ltd.* †
	Exercise Price 2.34 CAD,
	Exp. 5/22/2020	—
		11,344
Total Warrants (Cost $0)		11,344

SHORT-TERM INVESTMENT 0.2%
68,564	UMB Money Market
	Fiduciary, 0.25%	68,564
Total Short-Term Investment (Cost $68,564)		68,564

Total Investments (Cost $16,001,927) 100.4%		32,286,024
Liabilities less Other Assets (0.4)%		(142,965)
TOTAL NET ASSETS 100.0%		$32,143,059

ADR – American Depository Receipt.

AUD – Australian Dollars.

CAD – Canadian Dollars.

*	Non-income producing security.

^	Denoted investment is a Canadian security traded on U.S. stock exchange.

†	Illiquid security. The total illiquid securities represent 0.00% of net assets.

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – May 31, 2018 (Continued) (Unaudited)

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Investment Securities
Australia	$2,506,864	7.8%
Canada	18,881,997	58.5
Cayman Islands	1,300,902	4.0
Jersey	3,185,537	9.9
South Africa	948,200	2.9
United States[1]	5,462,524	16.9
Total	$32,286,024	100.0%

[1]	Includes short-term investments.

See notes to financial statements.

OCM GOLD FUND Statement of Assets and Liabilities – May 31, 2018 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $16,001,927)	$32,286,024
Interest and dividends receivable	17,815
Receivable for fund shares sold	161
Prepaid expenses and other assets	24,732
Total assets	32,328,732

Liabilities:
Payable for fund shares redeemed	57,338
Accrued distribution fees	53,964
Investment adviser fees	25,747
Accrued audit fees	13,812
Accrued Trustees' fees	2,487
Accrued expenses and other liabilities	32,325
Total liabilities	185,673
Net Assets	$32,143,059

Net Assets Consist of:
Shares of beneficial interest, no par value: unlimited shares authorized	$12,446,449
Undistributed net investment loss	(1,354,504)
Accumulated net realized gain on investments and foreign currency transactions	4,767,097
Net unrealized appreciation on investments and foreign currency translations	16,284,017
Net Assets	$32,143,059

Calculation of Maximum Offering Price:
Investor Class:
Net asset value and redemption price per share	$8.75
Maximum sales charge (4.50% of offering price)	0.41
Offering price to public	$9.16
Shares outstanding	2,923,094
Advisor Class:
Net asset value and redemption price per share	$9.39
Shares outstanding	699,288
Total Shares Outstanding	3,622,382

See notes to financial statements.

OCM GOLD FUND Statement of Operations - Six Months Ended May 31, 2018 (Unaudited)

Investment Income
Interest	$33
Dividend (net of foreign withholding taxes of $7,707)	141,399
Total investment income	141,432

Expenses
Investment advisory fees	158,078
Distribution fees - Investor Class	103,098
Fund administration and accounting fees	66,295
Transfer agent fees and expenses	39,198
Federal and state registration fees	21,401
Audit fees	12,966
Legal fees	12,799
Chief Compliance Officer fees	12,547
Custody fees	9,816
Reports to shareholders	9,244
Trustees’ fees	4,987
Distribution fees - Advisor Class	1,792
Other expenses	6,141
Total expenses	458,362
Advisory fees waived	(82)
Net expenses	458,280
Net investment loss	(316,848)

Realized and Unrealized Gain on Investments:
Net realized gain on investments and foreign currency transactions	4,751,741
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(3,882,560)
Net gain on investments	869,181

Net increase in net assets from operations	$552,333

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets

	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017
Operations:
Net investment loss	$(316,848)	$(842,697)
Net realized gain on investments and foreign currency transactions	4,751,741	2,646,145
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(3,882,560)	(1,489,021)
Net increase in net assets from operations	552,333	314,427

Distributions Paid to Shareholders
Investor Class:
Distributions paid from net realized gains	(1,956,268)	(5,268,126)
Total distributions from Investor Class	(1,956,268)	(5,268,126)

Advisor Class:
Distributions paid from net realized gains	(469,844)	(1,310,072)
Total distributions from Advisor Class	(469,844)	(1,310,072)
Total distributions	(2,426,112)	(6,578,198)

Fund Share Transactions
Investor Class:
Net proceeds from shares sold	562,102	564,380
Distributions reinvested	1,680,076	4,632,595
Payment of shares redeemed[1]	(5,623,389)	(3,566,159)
Net increase (decrease) in net assets from Investor Class share transactions	(3,381,211)	1,630,816

Advisor Class:
Net proceeds from shares sold	469,934	2,387,037
Distributions reinvested	460,500	1,253,971
Payment of shares redeemed[2]	(1,130,589)	(4,717,606)
Net decrease in net assets from Advisor Class share transactions	(200,155)	(1,076,598)
Net increase (decrease) in net assets from Fund share transactions	(3,581,366)	554,218

Total decrease in net assets	(5,455,145)	(5,709,553)

Net Assets, Beginning of Period	37,598,204	43,307,757
Net Assets, End of Period	32,143,059	37,598,204

Accumulated Net Investment Loss	$(1,354,504)	$(1,037,656)

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets (Continued)

	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017
Transactions in shares
Investor Class:
Shares sold	62,001	55,899
Shares issued on reinvestment of distributions	188,561	560,847
Shares redeemed	(618,669)	(369,277)
Net increase (decrease) in Investor Class shares outstanding	(368,107)	247,469

Advisor Class:
Shares sold	48,777	228,945
Shares issued on reinvestment of distributions	48,321	143,804
Shares redeemed	(118,207)	(466,159)
Net decrease in Advisor Class shares outstanding	(21,109)	(93,410)
Net Increase (Decrease) in Fund Shares Outstanding	(389,216)	154,059

[1]	Net of redemption fees of $3 for the six months ended May 31, 2018 and $90 for the year ended November 30, 2017, respectively.

[2]	Net of redemption fees of $1,146 for the six months ended May 31, 2018 and $5,069 for the year ended November 30, 2017, respectively.

See notes to financial statements.

OCM GOLD FUND Notes to Financial Statements – May 31, 2018 (Unaudited)

Note 1. Organization

OCM Mutual Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the “Fund”). The Fund is a non-diversified fund. The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and ask prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Trust’s Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

OCM GOLD FUND Notes to Financial Statements – May 31, 2018 (Continued) (Unaudited)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2018, in valuing the Fund’s assets:

Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Major Gold Producers	$10,386,050	$—	$—	$10,386,050
Intermediate/Mid-Tier Gold Producers	4,567,378	—	—	4,567,378
Junior Gold Producers	10,303,903	—	—	10,303,903
Exploration and Development Companies	1,806,266	—	—	1,806,266
Royalty/Streaming Companies	4,625,499	—	—	4,625,499
Exchange Traded Fund	517,020	—	—	517,020
Warrants	11,344	—	—	11,344
Short-Term Investment	68,564	—	—	68,564
Total	$32,286,024	$—	$—	$32,286,024

The Fund held two Level 2 securities at May 31, 2018. Emmerson Resources Ltd. and Steppe Gold Ltd., both Warrants, are being valued at intrinsic value, in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees. The Fund recognizes transfers between levels at the end of the reporting period. There were no transfers at period end.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting

OCM GOLD FUND Notes to Financial Statements – May 31, 2018 (Continued) (Unaudited)

from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the six months ended May 31, 2018 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the six months ended May 31, 2018 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders to relieve it from all or substantially all federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding on the applicable county’s tax rules and rate.

Accounting for Uncertainty in Income Taxes (“Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of May 31, 2018, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2015-2018 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended May 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Share Classes – The Fund offers two classes of shares, Investor Class and Advisor Class. The outstanding shares of the Fund on April 1, 2010 were renamed “Investor Class shares.” The Advisor Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Investor Class shares are subject to an annual 12b-1 fee of up to 0.99% of the Fund’s average daily net assets allocable to Investor Class shares, whereas Advisor Class shares are subject to an annual 12b-1 fee of up to

OCM GOLD FUND Notes to Financial Statements – May 31, 2018 (Continued) (Unaudited)

0.25% of the Fund’s average daily net assets allocable to Advisor Class shares. Prior to March 29, 2018, the Advisor Class shares were not subject to any 12b-1 fees under the plan. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Distributions to Shareholders – The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Redemption Fee – A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to shares of beneficial interest. For the six months ended May 31, 2018, the Investor Class and the Advisor Class received $3 and $1,146 in redemption fees, respectively.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Also, under the Fund’s organizational documents, its officers and Trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Derivative Instruments – Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund’s overall objective

OCM GOLD FUND Notes to Financial Statements – May 31, 2018 (Continued) (Unaudited)

of long-term growth, though warrants will typically not be a significant part of the Fund’s portfolio. The Fund’s maximum risk in holding warrants is the loss of the entire amount paid for the warrants. At May 31, 2018, the Fund held warrants as listed on the Schedule of Investments.

Note 3. Investment Advisory Agreement and Affiliated Parties

The Fund has an investment advisory agreement with Orrell Capital Management, Inc. (“OCM” or the “Adviser”). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

Assets	Fee Rate
$0 to $250 million	0.950%
$250 million to $500 million	0.800%
$500 million to $1 billion	0.700%
Over $1 billion	0.600%

Under the investment advisory agreement, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Investor Class shares at 2.99%. As of March 29, 2018, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Advisor Class shares at 2.49%. Prior to March 29, 2018, the Adviser was responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Advisor Class shares at 2.14%. Expenses of the Fund above such levels are borne by the Adviser, subject to future recoupment. Expense reimbursement obligations are calculated daily and paid monthly.

For the six months ended May 31, 2018, the Advisor waived advisory fees totaling $82 for the Fund. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than November 30, 2021.

OCM GOLD FUND Notes to Financial Statements – May 31, 2018 (Continued) (Unaudited)

The Fund does not compensate Trustees and Officers affiliated with OCM. For the six months ended May 31, 2018, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays the salary and related expenses of the Fund’s Chief Compliance Officer. The expenses incurred for the Chief Compliance Officer are reported on the Statement of Operations.

Note 4. Distribution Agreement and Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund’s Investor Class and Advisor Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. Prior to March 29, 2018, the Advisor Class shares were not subject to any 12b-1 fees under the Plan. For the six months ended May 31, 2018, the Investor Class and the Advisor Class incurred $103,098 and $1,792, respectively, in expenses under the Plan.

Note 5. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the six months ended May 31, 2018 were $1,704,326 and $7,485,272, respectively. There were no purchases or sales of U.S. government obligations.

Note 6. Federal Income Tax Information

At May 31, 2018, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$16,927,555
Unrealized appreciation	$15,955,230
Unrealized depreciation	(596,761)
Net unrealized appreciation on investments	$15,358,469

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the fiscal years ended November 30, 2017 and 2016 was as follows:

OCM GOLD FUND Notes to Financial Statements – May 31, 2018 (Continued) (Unaudited)

	2017	2016
Ordinary income	$—	$—
Net long-term capital gains	6,578,198	15,625
Total distributions	$6,578,198	$15,625

As of November 30, 2017 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	2,426,100
Tax accumulated earnings	2,426,100
Accumulated capital and other losses	(162,852)
Unrealized appreciation on investments	19,307,141
Total accumulated earnings	$21,570,389

The Fund has $162,852 in qualified late-year losses, which are deferred until fiscal year 2018 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 7. Concentration of Risk

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

OCM GOLD FUND Notes to Financial Statements – May 31, 2018 (Continued) (Unaudited)

Note 8. Illiquid Securities

The Fund may invest up to 15% of net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Note 9. Subsequent Events

Management has evaluated subsequent events and determined there were no subsequent events that require recognition or disclosure in the financial statements.

OCM GOLD FUND Financial Highlights Investor Class

	Six Months Ended May 31, 2018 (Unaudited)	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2013

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$9.26	$11.12	$7.19	$9.47	$11.26	$21.68

Income from Investment Operations:
Net investment loss	(0.09)[1]	(0.21)[1]	(0.24)[1]	(0.14)[1]	(0.17)[1]	(0.27)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.24	0.10	4.17	(1.98)	(1.17)	(9.75)
Total from investment operations	0.15	(0.11)	3.93	(2.12)	(1.34)	(10.02)

Less Distributions:
Dividends from net investment income	—	—	—	—	—	—
Distribution from net realized gains	(0.66)	(1.75)	—[2]	(0.16)	(0.45)	(0.40)
Total distributions	(0.66)	(1.75)	—[2]	(0.16)	(0.45)	(0.40)

Redemption fee proceeds	—[2]	—[2]	—[2]	—[2]	—[2]	—[2]

Net asset value, end of period	$8.75	$9.26	$11.12	$7.19	$9.47	$11.26

Total return*	1.47%[3]	0.94%	54.74%	(22.76)%	(11.49)%	(47.03)%

Ratios/Supplemental Data:
Net assets, end of year (in 000's)	$25,575	$30,492	$33,841	$24,750	$38,177	$52,231
Ratio of expenses to average net assets	2.90%[4]	2.78%	2.66%	2.59%	2.39%	2.22%
Ratio of net investment loss to average net assets	(2.05)%[4]	(2.17)%	(2.07)%	(1.51)%	(1.34)%	(0.85)%
Portfolio turnover rate	5%[3]	10%	11%	11%	5%	8%

*	Assumes no sales charge

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.

See notes to financial statements.

OCM GOLD FUND Financial Highlights Advisor Class

	Six Months Ended May 31, 2018 (Unaudited)	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2013

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$9.86	$11.63	$7.46	$9.76	$11.49	$22.00

Income from Investment Operations:
Net investment loss	(0.06)[1]	(0.15)[1]	(0.18)[1]	(0.09)[1]	(0.09)[1]	(0.08)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.25	0.12	4.31	(2.06)	(1.20)	(10.03)
Total from investment operations	0.19	(0.03)	4.13	(2.15)	(1.29)	(10.11)

Less Distributions:
Dividends from net investment income	—	—	—	—	—	—
Distribution from net realized gains	(0.66)	(1.75)	—[2]	(0.16)	(0.45)	(0.40)
Total distributions	(0.66)	(1.75)	—[2]	(0.16)	(0.45)	(0.40)

Redemption fee proceeds	—[2]	0.01	0.04	0.01	0.01	—[2]

Net asset value, end of period	$9.39	$9.86	$11.63	$7.46	$9.76	$11.49

Total return	1.81%[3,5]	1.81%	55.98%	(22.28)%	(10.74)%	(46.75)%

Ratios/Supplemental Data:
Net assets, end of year (in 000's)	$6,568	$7,106	$9,467	$19,040	$16,970	$12,005
Ratio of expenses to average net assets	2.17%[4]	2.05%	2.03%	2.01%	1.79%	1.69%
Ratio of net investment loss to average net assets	(1.32)%[4]	(1.44)%	(1.44)%	(0.92)%	(0.74)%	(0.31)%
Portfolio turnover rate	5%[3]	10%	11%	11%	5%	8%

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.

[5]	Total returns would have been lower had expenses not been waived by the Adviser.

See notes to financial statements.

OCM GOLD FUND Expense Example – For the Period Ended May 31, 2018 (Unaudited)

As a shareholder of the OCM Gold Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 to May 31, 2018 (the “period”).

Actual Expenses

The row titled “Actual” in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate line for your share class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the periods.

Hypothetical Example for Comparison Purposes

The row titled “Hypothetical” in the table below provides information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OCM GOLD FUND Expense Example – For the Period Ended May 31, 2018 (Continued) (Unaudited)

Expenses Paid During the Period

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During the Period Ended May 31, 2018*
Investor Class
Actual	$ 1,000.00	$ 1,014.70	$ 14.55
Hypothetical (5% return before expenses)	1,000.00	1,010.51	14.52
Advisor Class
Actual	1,000.00	1,018.10	10.94
Hypothetical (5% return before expenses)	1,000.00	1,014.16	10.92

*

Expenses are equal to the Investor Class’ and Advisor Class’ annualized expense ratios of 2.90% and 2.17%, respectively, for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OCM GOLD FUND Other Information (Unaudited)

Investments by Sector – As of May 31, 2018

As a Percentage of Total Investments

Deloitte & Touche LLP (“Deloitte”) was replaced as the independent registered public accounting firm to the OCM Gold Fund (the “Fund”) effective April 24, 2018. The Fund’s Audit Committee participated in, and approved, the Fund’s decision to change auditors, which was not a result of Deloitte resigning or declining to serve as the Fund’s registered public accounting firm. Deloitte’s reports on the Fund’s financial statements for the fiscal years ended November 30, 2016 and November 30, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal years ended November 30, 2016 and November 30, 2017, and for the six months ended May 31, 2018, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or accounting principles, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such fiscal years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

OCM GOLD FUND Other Information (Continued) (Unaudited)

On April 24, 2018, the Fund by action of its Board of Trustees upon the recommendation of the Fund’s Audit Committee engaged Tait, Weller & Baker LLP (“Tait, Weller & Baker”) as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending November 30, 2018. During the Fund’s fiscal years ended November 30, 2017 and November 30, 2016, neither the Fund nor anyone on their behalf has consulted Tait, Weller & Baker on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund’s proxy voting policies and procedures and a record of the Fund’s proxy votes for the year ended June 30, 2017 are available without charge, upon request by calling toll free 1-800-779-4681 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting policies and procedures are also available on the Fund’s website at http://www.ocmgoldfund.com.

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OCM Gold Fund

Distributed by:

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

7238-NLD-07/20/2018

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6. Schedule of Investments

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The registrant's certifying officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	Not applicable.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(a)(4) Change in the registrant’s independent public accountant – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President

Date:	July 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President and Treasurer

Date:	July 24, 2018